Financing Arrangements	12 Months Ended
Dec. 31, 2011
Financing Arrangements
Financing Arrangements

13. Financing Arrangements

Long-Term Debt—Long-term debt consists of the following (in thousands):

	December 31, 2010	December 31, 2011
Convertible notes	$—	$140,064
Term loan	7,069	2,069
Mass Clean Energy loan	2,534	2,691
Korean subsidiary debt
Technology funds loan	44	—
Korean government loans	335	—
Total	9,982	144,824
Less amounts classified as current	5,379	2,069
Long-term debt	$4,603	$142,755

Convertible Notes—In April 2011, the Company issued $143.8 million in principal of convertible unsecured subordinated notes (the “Convertible Notes”). The Convertible Notes bear interest at 3.75%, which is payable semi-annually in arrears on April 15 and October 15 each year, beginning on October 15, 2011, and mature on April 15, 2016. Holders may surrender their Convertible Notes, in integral multiples of $1,000 principal amount, for conversion any time prior to the close of business on the business day immediately preceding the maturity date. The initial conversion rate of 138.8889 shares of common stock per $1,000 aggregate principal amount of Convertible Notes, equivalent to a conversion price of approximately $7.20 per share of the Company’s common stock, is subject to adjustment in certain events. Upon conversion, the Company will deliver shares of common stock. If the Company undergoes a fundamental change (as defined in the prospectus supplement relating to the Convertible Notes), the holders of the Convertible Notes have the option to require the Company to repurchase all or any portion of their Convertible Notes. The Company may not redeem the convertible notes prior to the maturity date.

The Company recorded a debt discount to reflect the value of the underwriter’s discounts and commissions. The debt discount is being amortized as interest expense over the term of the Convertible Notes. As of December 31, 2011, the unamortized discount was $3.7 million and the carrying value of the Convertible Notes, net of the unamortized discount, was $140.1 million. During the year ended December 31, 2011, the Company recognized interest expense of $4.6 million related to the Convertible Notes, of which $3.9 million and $0.7 million relate to the contractual coupon interest accrual and the amortization of the discount, respectively.

Term Loan—The Company has an agreement with a financial institution for a term loan facility of $15.0 million. The term loan facility is repayable over a 36-month period and accrues interest at the financial institution’s prime rate (which was 4.0% at December 31, 2010 and 2011) plus 0.75%. This term loan facility matures in September 2012. The term loan agreement is collateralized by substantially all assets of the Company, excluding intellectual property, property and equipment owned as of December 31, 2005 and certain equipment located in China.

The term loan agreement requires the Company to comply with certain covenants, which include a minimum liquidity ratio calculation. Additionally, the Company may not create, incur, assume or be liable for indebtedness, except for permitted indebtedness or create, incur or allow any lien on its property, except for permitted liens. Under the term loan agreement, an event of default would occur if the Company fails to pay any obligation due or fails or neglects to perform, keep or observe any material term provision, condition, covenant or agreement within the term loan agreement, and does not, or is not able to cure the default within the allowed grace period, or a material adverse change in the Company’s business occurs. Upon an event of default, the financial institution may declare all obligations immediately due and payable, it may stop advancing money or extending credit or it may apply against the obligation balances and deposits which the Company holds with the financial institution, among other remedies available to the financial institution under the terms of the term loan agreement.

Mass Clean Energy Loan—The Company has a forgivable loan from the Massachusetts Clean Energy Technology Center for $5.0 million. If the Company complies with certain capital expenditure conditions, $2.5 million of the loan will be forgiven and if the Company complies with certain employment conditions an additional $2.5 million will be forgiven. As of December 31, 2010 and December 31, 2011, $2.5 million is recorded as an offset to property, plant and equipment in the consolidated balance sheets as the Company is reasonably assured that the Company will comply with the conditions for the forgiveness related to the capital expenditure condition. On October 18, 2011, an amendment to the Loan and Security Agreement was executed forgiving $2.5 million of the loan as the Company has met the capital expenditure conditions. As of December 31, 2010 and December 31, 2011, the remaining $2.5 million is recorded as long-term debt as the Company is not reasonably assured that it will comply with the employment conditions. The loan has a fixed interest rate of 6.0%, and all funds borrowed under the agreement and accrued interests are due upon maturity in October 2017 if the Company has not complied with the forgiveness conditions.

Future principal payments, excluding unamortized discount of $3.7 million on Convertible Notes, due under the long-term debt agreements at December 31, 2011 are as follows (in thousands):

Years Ending December 31,	Long-Term Debt Obligations
2012	$2,069
2013	—
2014	—
2015	—
2016	140,064
Thereafter	2,691
Total future principal payments	144,824
Less current portion	2,069
Long-term portion	$142,755

Revolving Credit Facilities (see Note 1, Management Plan Note, as to subsequent event)—On September 30, 2011, the Company entered into a Revolving Credit Agreement (the “Agreement”), providing the Company a revolving loan facility in an aggregate principal amount of up to the lesser of (i) $40.0 million or (ii) a Borrowing Base (as defined in the Agreement) established at 80% of certain eligible accounts, 15% of certain eligible foreign accounts and 30% of certain eligible inventory, as more specifically described in the Agreement. The Agreement also provides a letter of credit sub-facility in an aggregate principal amount of up to $10.0 million and a swing-line loan sub-facility in an aggregate principal amount of up to $5.0 million. Any outstanding obligations under either the letter of credit sub-facility or swing-line sub-facility deduct from the availability under the $40.0 million revolving facility. The Agreement additionally provides a discretionary incremental facility in an aggregate principal amount of not less than $10.0 million and up to $35.0 million. The funding of the incremental facility is discretionary on the part of the Lenders and will depend on market conditions and other factors. The Agreement permits the Company to enter into cash management and hedging agreements with the Lenders. The agreement restricts us from paying cash dividends.

The facilities provided under the Agreement are to be used to refinance the Company’s prior outstanding revolving loan facility with the financial institution, dated as of August 2, 2006, and for working capital and general corporate purposes. The maturity date for any revolving cash borrowings under the Agreement is September 30, 2014.

Revolving cash borrowings under the Agreement will bear interest at (i) the Eurodollar Rate (as defined in the Agreement), plus 2.25% (if the Company’s liquidity is greater than $75.0 million) or 2.75% (if the Company’s liquidity is equal to or less than $75.0 million) per annum, and/or (ii) the base rate (customarily defined), plus 0.50% (if the Company’s liquidity is equal to or less than $75.0 million) per annum. The interest rate at December 31, 2011 is 2.62%.

Amounts outstanding under the Agreement (including any cash management or hedging agreements as provided in the Agreement) are secured by substantially all of the Company’s existing and future assets, except intellectual property and certain other exceptions as set forth in the Agreement and related security documents.

The Agreement contains the following financial covenants:

(a)           The Company must maintain (i) a Consolidated Liquidity Ratio (the Company’s liquidity to all outstanding obligations under the Agreement, as more specifically defined in the Agreement) of at least 2.00 to 1.00, and (ii) the Company’s liquidity at $50.0 million or above; and

(b)           The Company’s Consolidated Tangible Net Worth, excluding subordinated debt, must be at least $400.0 million.

Additionally, the Company may not create, issue, incur, assume or be liable in respect of or suffer to exist, any indebtedness, except for permitted indebtedness or create, incur, assume or suffer to exist, any lien on its property, except for permitted liens. Under the credit agreement, an event of default would occur if the Company fails to pay any obligation due or fails or neglects to perform, keep or observe any material term provision, condition, covenant or agreement within the credit agreement, and does not, or is not able to remedy the default within the allowed grace period, or a material adverse change in the Company’s business occurs. Upon an event of default, the financial institution may declare all obligations immediately due and payable, it may stop advancing money or extending credit or it may apply against the obligation balances and deposits which the Company holds with the financial institution, among other remedies available to the financial institution under the terms of the credit agreement. As of December 31, 2011, the Company was in compliance with all covenants under this facility.

The outstanding balance at December 31, 2010 and December 31, 2011 was $8.0 million and $38.1 million.